SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                        Date of Report:    June 7, 2000

                 Date of Earliest Event Reported:  May 31, 2000


                               TANDYCRAFTS, INC.

                             A DELAWARE CORPORATION


               1-7258                            75-1475224
               ------                            ----------
      (Commission File Number)       (IRS Employer Identification No.)



                              1400 Everman Parkway
                            Fort Worth, Texas  76140
                                 (817) 551-9600

ITEM 5.   OTHER EVENTS
          ------------

          (a) On May 31, 2000, Registrant issued a press release announcing that it has ceased production at its Van Nuys, California manufacturing and distribution facility.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
          ---------------------------------

          (c)  Exhibits.
               --------

               Exhibit
               Number                     Description
               -------   --------------------------------------------------
                99       On May 31, 2000, Registrant issued a press release
                         announcing that it has ceased production at its Van
                         Nuys, California manufacturing and distribution facility.


                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.


                                          TANDYCRAFTS, INC.


Date:  June 7, 2000                       By:/s/ Michael J. Walsh
                                             -----------------------------
                                             Michael J. Walsh, Chairman
                                             and Chief Executive Officer


Date:  June 7, 2000                       By:/s/ James D. Allen
                                             -----------------------------
                                             James D. Allen, President
                                             and Chief Chief Officer


Date:  June 7, 2000                       By:/s/ Leo Taylor
                                             -----------------------------
                                             Leo Taylor, Senior Vice
                                             President of Finance
                                             (Principal Finance Officer)